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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               December 18, 2001




                                                                            State or other jurisdiction
Exact name of registrant as     Address of principal executive              of incorporation or
specified in its charter;       offices; zip code; registrant's             organization; IRS Employer
Commission File No.:            telephone number, including area code:      Identification No.:
----------------------------    ----------------------------------------    -------------------------------
DQE, Inc.                         Cherrington Corporate Center,               Pennsylvania
1-10290                           Suite 100, 500 Cherrington Parkway,         25-1598483
                                  Coraopolis, PA 15108-3184
                                  412-269-0700

Duquesne Light Company            411 Seventh Avenue                          Pennsylvania
1-956                             Pittsburgh, PA  15219                       25-0451600
                                  412-393-6000

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Items 1-4.  Not applicable.

Item 5.    Other Events and Regulation FD Disclosure.

     DQE made a presentation to the New York investment community on December 18, 2001. The presentation was webcast at the time, and incorporated the slides included as exhibits hereto. In addition, during the question and answer period, DQE provided its per share earnings expectation for 2001 of $1.10 for DQE, which includes approximately $0.90 per share from Duquesne Light Company. The presentation included certain forward looking statements subject to known and unknown risks and uncertainties, which are discussed in slide number three. A replay of the webcast is available through December 25 by accessing DQE's website (www.dqe.com) and clicking on "DQE Management Presentation to Financial Community."

Item 6.  Not applicable.

Item 7.  Financial Statements and Exhibits.

     99.1 Copies of slides included in presentation to the New York investment community.

Items 8-9.  Not applicable.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 DQE, Inc.
                                                 ---------
                                                (Registrant)


Date    December 19, 2001                     /s/ Frosina C. Cordisco
        -----------------                   ---------------------------
                                                    (Signature)
                                                Frosina C. Cordisco
                                           Vice President and Treasurer


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Duquesne Light Company
                                           --------------------------
                                                  (Registrant)


Date    December 19, 2001                    /s/ Frosina C. Cordisco
        -----------------                  ---------------------------
                                                   (Signature)
                                               Frosina C. Cordisco
                                          Vice President and Treasurer